                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 27, 2002
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         000-25857                                      94-3138935
  (Commission File Number)                 (I.R.S. Employer Identification No.)

                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On November 26, 2002, Persistence Software, Inc. (the "Company") entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P. (the "Purchasers"), whereby the Purchasers purchased 3,758,692 shares of the Company's Common Stock (the "Shares") at a purchase price of $0.5321 per share, for an aggregate sale price of $2,000,000.02, and warrants to purchase up to 1,205,130 shares the Company's Common Stock (the "Warrant Shares") at an exercise price of $0.75 per share (the "Financing"). Pursuant to the Registration Rights Agreement entered into as part of the Financing, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Shares and the Warrant Shares on the earlier of (i) 30 days after the Company files its Annual Report on Form 10-K for the year ended December 31, 2002 or
(ii) April 30, 2003. The Registration Rights Agreement is attached hereto as
Exhibit 10.20 and incorporated herein by reference. The Company has also agreed to file an additional registration statement on the request of the Purchasers under certain circumstances. In connection with the Financing the Company also appointed Thomas P. Shanahan to its Board of Directors as a Class III director. The Company, the Purchasers and Christopher T. Keene, the Company's Chairman of the Board and Chief Executive Officer, additionally entered into a Voting Agreement attached hereto as Exhibit 10.21 and incorporated herein by reference, in which Mr. Keene agrees to vote for the election of the Purchasers' designee to the Company's Board of Directors for so long as the Purchasers beneficially own at least 11% of the outstanding capital stock of the Company. The terms of the Financing are more fully set forth in the Purchase Agreement attached hereto as Exhibit 10.19 and incorporated herein by reference. In addition, a pro forma balance sheet as of September 30, 2002 that reflects the effects of the Financing is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         On November 27, 2002, the Company issued a press release related to the Financing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                  10.19 Common Stock Purchase Agreement dated as of November 26, 2002 by and between Persistence Software, Inc. and Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

                  10.20 Registration Rights Agreement dated as of November 26, 2002 by and between Persistence Software, Inc. and Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

                  10.21 Voting Agreement dated as of November 26, 2002 by and between Persistence Software, Inc., Christopher T. Keene and Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

                  10.22 Form of Common Stock Warrant dated as of November 26, 2002 issued to Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

                  99.1 Press Release of Persistence Software, Inc. dated November 27, 2002.

                  99.2 Pro forma Balance Sheet as of September 30, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PERSISTENCE SOFTWARE, INC.


Date: November 27, 2002                             By: /S/ CHRISTOPHER T. KEENE
                                                        ------------------------
                                                        Christopher T. Keene
                                                        Chief Executive Officer

                           PERSISTENCE SOFTWARE, INC.

                                INDEX TO EXHIBITS


    Exhibit Number                       Description
    --------------                       -----------

         10.19 Common Stock Purchase Agreement dated as of November 26, 2002 by and between Persistence Software, Inc. and Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

         10.20 Registration Rights Agreement dated as of November 26, 2002 by and between Persistence Software, Inc. and Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

         10.21 Voting Agreement dated as of November 26, 2002 by and between Persistence Software, Inc., Christopher T. Keene and Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

         10.22 Form of Common Stock Warrant dated as of November 26, 2002 issued to Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.

         99.1       Press Release of Persistence Software, Inc. dated November
                    27, 2002.

         99.2       Pro forma Balance Sheet as of September 30, 2002.